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                                         CIT RV TRUST 1998-A

                                      MONTHLY SERVICER'S REPORT



                                                               Due Period           10/31/98
                                                               Determination Date   11/11/98
                                                                                     Distribution Date    11/16/98


I      All Payments on the Contracts                                                                                  10,216,274.86
II     All Liquidation Proceeds on the Contracts with respect to Principal                                                     0.00
III    Repurchased Contracts                                                                                                   0.00
IV     Investment Earnings on Collection Account                                                                               0.00
V      Servicer Monthly Advances                                                                                         208,098.65
VI     Reimbursement of prior monthly Servicer Advances                                                                 -214,408.45
VII    Incorrect Deposits                                                                                                      0.00

Total available amount in Collection Account                                                                         $10,209,965.06
                                                                                                                     --------------

Draws from the Reserve Account                                                                                                $0.00

Total Distribution                                                                                                   $10,209,965.06


DISTRIBUTION AMOUNTS                                                        Cost per $1000
                                                                            --------------

1.   (a)  Class A-1 Note Interest Distribution                                                         385,891.58
     (b)  Class A-1 Note Principal Distribution                                                      7,156,305.14
             Aggregate Class A-1 Note Distribution                           67.94771820                               7,542,196.72

2.   (a)  Class A-2 Note Interest Distribution                                                         463,733.33
     (b)  Class A-2 Note Principal Distribution                                                              0.00
            Aggregate Class A-2 Note Distribution                             4.93333330                                 463,733.33

3.   (a)  Class A-3 Note Interest Distribution                                                         269,550.00
     (b)  Class A-3 Note Principal Distribution                                                              0.00
            Aggregate Class A-3 Note Distribution                             4.99166667                                 269,550.00

4.   (a)  Class A-4 Note Interest Distribution                                                         406,000.00
     (b)  Class A-4 Note Principal Distribution                                                              0.00
           Aggregate Class A-4 Note Distribution                              5.07500000                                 406,000.00

5.   (a)  Class A-5 Note Interest Distribution                                                         188,700.00
     (b)  Class A-5 Note Principal Distribution                                                              0.00
            Aggregate Class A-5 Note Distribution                             5.10000000                                 188,700.00

7.   (a)  Class B Note Interest Distribution                                                            94,350.00
     (b)  Class B Note Principal Distribution                                                                0.00
            Aggregate Class B Note Distribution                               5.24166667                                  94,350.00

8.   (a)  Certificate Interest Distribution                                                             33,839.83
     (b)  Certificate Principal Distribution                                                                 0.00
            Aggregate  Certificate Distribution                               5.58333340                                  33,839.83

9.   Servicer Payment
     (a)  Servicing Fee                                                                                153,537.36

               Total Servicer Payment                                                                                    153,537.36

10.  Deposits to the Reserve Account                                                                                   1,058,057.82

Total Distribution                                                                                                   $10,209,965.06
                                                                                                                     --------------

11.  Distribution from the Reserve Account
       (a)  Draws deposited to the Note Distribution Account                                                 0.00
       (b)  Draws deposited to the Certificate distribution Account                                          0.00
       (c)  Distribution to Lender                                                                   1,252,803.01
       (d)  Distribution to Affiliated Owner                                                                 0.00

Total Distribution from the Reserve Account                                                                             1,252,803.01
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INTEREST

1.   Current Interest Requirement
        (a) Class A-1 Notes    @        5.830%                                                         385,891.58
        (b) Class A-2 Notes    @        5.920%                                                         463,733.33
        (c) Class A-3 Notes    @        5.990%                                                         269,550.00
        (d) Class A-4 Notes    @        6.090%                                                         406,000.00
        (e) Class A-5 Notes    @        6.120%                                                         188,700.00

                     Aggregate Interest on Class A Notes                                                               1,713,874.91

        (f) Class B Notes @     6.290%                                                                                    94,350.00
        (g) Certificate @       6.700%                                                                                    33,839.83

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                   0.00
        (b) Class A-2 Notes                                                                                   0.00
        (c) Class A-3 Notes                                                                                   0.00
        (d) Class A-4 Notes                                                                                   0.00
        (e) Class A-5 Notes                                                                                   0.00
        (f) Class B Notes                                                                                     0.00

        (g) Certificate                                                                                       0.00


3.   Total Distribution of Interest                                        Cost per $1000
                                                                           --------------

        (a) Class A-1 Notes                                                 3.47650072                  385,891.58
        (b) Class A-2 Notes                                                 4.93333330                  463,733.33
        (c) Class A-3 Notes                                                 4.99166667                  269,550.00
        (d) Class A-4 Notes                                                 5.07500000                  406,000.00
        (e) Class A-5 Notes                                                 5.10000000                  188,700.00

                     Total Aggregate Interest on Class A Notes                                                         1,713,874.91

        (f) Class B Notes                                                   5.24166667                                    94,350.00

        (g) Certificate                                                     5.58333340                                    33,839.83

PRINCIPAL

                                                                         No. of Contracts
                                                                         ----------------
1.   Amount of Stated Principal Collected                                                             1,781,339.71
2.   Amount of Principal Prepayment Collected                                  186                    5,374,965.43
3.   Amount of Liquidated Contract                                               0                            0.00
4.   Amount of Repurchased Contract                                              0                            0.00

       Total Formula Principal Distribution Amount                                                                     7,156,305.14

5.   Principal Balance before giving effect to Principal Distribution                            Pool Factor
                                                                                                 ----------
        (a) Class A-1 Notes                                                                       0.7155748           79,428,798.83
        (b) Class A-2 Notes                                                                       1.0000000           94,000,000.00
        (c) Class A-3 Notes                                                                       1.0000000           54,000,000.00
        (d) Class A-4 Notes                                                                       1.0000000           80,000,000.00
        (e) Class A-5 Notes                                                                       1.0000000           37,000,000.00
        (f) Class B Notes                                                                         1.0000000           18,000,000.00

        (g) Certificate                                                                           1.0000000            6,060,865.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class B Notes                                                                                                      0.00

        (g) Certificate                                                                                                        0.00


7.   Principal Distribution                                                 Cost per $1000
                                                                            --------------

        (a) Class A-1 Notes                                                   64.47121748                              7,156,305.14
        (b) Class A-2 Notes                                                    0.00000000                                      0.00
        (c) Class A-3 Notes                                                    0.00000000                                      0.00
        (d) Class A-4 Notes                                                    0.00000000                                      0.00
        (e) Class A-5 Notes                                                    0.00000000                                      0.00
        (f) Class B Notes                                                      0.00000000                                      0.00

        (g) Certificate                                                        0.00000000                                      0.00

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8.   Principal Balance after giving effect to Principal Distribution                                Pool Factor
                                                                                                    -----------
        (a) Class A-1 Notes                                                                          0.6511035        72,272,493.69
        (b) Class A-2 Notes                                                                          1.0000000        94,000,000.00
        (c) Class A-3 Notes                                                                          1.0000000        54,000,000.00
        (d) Class A-4 Notes                                                                          1.0000000        80,000,000.00
        (e) Class A-5 Notes                                                                          1.0000000        37,000,000.00
        (f) Class B Notes                                                                            1.0000000        18,000,000.00

        (g) Certificate                                                                              1.0000000         6,060,865.00



POOL  DATA
                                                                                                     Aggregate
                                                                            No. of Contracts       Pool Balance
                                                                            ----------------       ------------
1.   Pool Stated Principal Balance as of                10/31/98                  10,487          361,333,359.50

2.   Delinquency Information                                                                                      % of Pool Balance
                                                                                                                  -----------------

              (a) 31-59 Days                                                         94             2,426,896.22              0.672%
              (b) 60-89 Days                                                         35               899,419.60              0.249%
              (c) 90-119 Days                                                        25               570,107.12              0.158%
              (d) 120 Days +                                                         28             1,221,368.93              0.338%

3.   Contracts Repossessed during the Due Period                                      0                     0.00

4.   Current Repossession Inventory                                                   1                 9,218.73

5.   Net Liquidation Losses for the related Due Period
       (a)  Principal Balance of Liquidated Receivables                               0                     0.00
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                          0.00
                                                                                                   -------------
       Total  Net Liquidation Losses for the related Due Period                                                                0.00

7.   Cumulative Net Losses on all Liquidated Receivables                              0                                        0.00

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.690%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               164.593

10.  Weighted Average Remaining Original Term to Maturity of all Outstanding Contracts                                      173.368

TRIGGER ANALYSIS

1.  (a)  Average Delinquency Rate                                          0.5792%
    (b)  Maximum Average Delinquency Rate                                  1.2500%
    (c)  Delinquency Rate Trigger in effect ?                                         NO

2.  (a)  Cumulative Net Loss Rate                                          0.0000%
    (b)  Maximum Cumulative Net Loss Rate                                  0.3200%
    (c)  Net Loss Rate Trigger in effect                                              NO

MISCELLANEOUS

1.   Monthly Servicing Fees                                                                                              153,537.36

2.   Servicer Advances                                                                                                   208,098.65

3.   (a)  Opening Balance of the Reserve Account                                                                       8,291,017.44
     (b)  Deposits to the Reserve Account                                                           1,058,057.82
     (c)  Investment Earnings in the Reserve Account                                                   33,728.32
     (d)  Distribution from the Reserve Account                                                    -1,252,803.01
     (e)  Ending Balance of the Reserve Account                                                                        8,130,000.57

4.  Specified Reserve Account Balance                                                                                  8,130,000.57

5.  Available Reserve Amount                                                                               2.25%       8,130,000.57

6.  Reserve Account Loan Activity
      (a)  Distribution on Loan:
                Interest                                                                              15,569.16
                Principal                                                                          1,237,233.85
                      Total P&I                                                                                        1,252,803.01

      (b)  Beginning Loan Balance                                                                                      3,325,496.61
      (c)  Principal Payment                                                                                           1,237,233.85
      (d)  Ending Loan Balance                                                                                         2,088,262.76



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